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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D.
LONGENECKER AND JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 3rd day of September, 1998.



                             SIGNATURE:   /s/ Harold D. Marshall
                                          Harold D. Marshall

                                OFFICE:   President, Chief Operating Officer
                                          and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D.
LONGENECKER AND JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 3rd day of September, 1998.



                             SIGNATURE:   /s/ Keith W. Hughes
                                          Keith W. Hughes

                                OFFICE:   Chairman of the Board, Chief
                                          Executive Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D.
LONGENECKER AND JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 3rd day of September, 1998.



                             SIGNATURE:   /s/ Roy A. Guthrie
                                          Roy A. Guthrie

                                OFFICE:   Senior Executive Vice President,
                                          Chief Financial Officer and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D.
LONGENECKER AND JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 3rd day of September, 1998.



                             SIGNATURE:   /s/ John F. Stillo
                                          John F. Stillo

                                OFFICE: Senior Vice President, Comptroller, and Principal Accounting Officer